SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

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                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (date of earliest event reported): July 12, 2002


                              NIKU CORPORATION

           (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-28797              77-0473454
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                             350 Convention Way
                       Redwood City, California 94063
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number including area code: (650) 298-4600


                               Not Applicable
       (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS.

In a continuing effort to reduce the Company's overhead and expenses, the Company has determined that is in the best interests of the Company to seek terminations of the leases for facilities that it has vacated or expects to vacate. The most significant lease is for its current headquarters at 350 Convention Way, Redwood City, California (the "HQ Lease"). A copy of the HQ Lease is attached as Exhibit 10.01 to the Company's Form 10-Q for the quarter ended April 29, 2000. In addition, the material terms of the HQ Lease are described in "Item 2 - Management's Discussion and Analysis of Financial Condition and results of Operations - Liquidity and Capital Resources" in the Company's Form 10-Q for the quarter ended April 30, 2002.

The Company is in the process of negotiating with its landlord to terminate the HQ Lease. As a result of these negotiations, among other reasons, the Company did not make a July payment of approximately $530,000 to the landlord. The Company does not presently intend to make additional payments until the Company and its landlord are able to reach a mutually satisfactory termination of this unfavorable lease. On July 9, 2002, the Company received from the landlord written notice of the Company's failure to make the July payment. An event of default occurs three days following receipt by the Company of a valid default notice under the terms of the HQ Lease, which provides for a number of remedies in the event it is established that the Company is in default under the HQ Lease. Negotiations with the landlord have occurred over the last several days and are continuing.

The Company expects to take similar actions with respect to leases in a number of other locations, including Danville, California, Lincolnshire, Illinois, Atlanta, Georgia and New York, New York.


FORWARD-LOOKING STATEMENTS - THE PRIVATE SECURITIES LITIGATION REFORM ACT. This 8K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the negotiations regarding certain lease terminations. A variety of factors could cause the results of such negotiations to differ materially from those expressed or implied by the forward-looking statements. No assurances can be given that such negotiations will prove successful or that the Company will not be deemed to be in default under one or more of such leases.

(c)      Exhibits.

         None

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NIKU CORPORATION


                                       By: /s/ Joshua Pickus
                                          -----------------------------------
                                          Name:  Joshua Pickus
                                          Title: Chief Financial Officer


Date:  July 12, 2002